Investor Presentation 2011

Safe Harbor Statement

Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo", or the "Company") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to the Company as of the date hereof and the Company assumes no obligation to update any forward-looking statements. Forward-looking statements involve known or unknown risks, uncertainties and other factors, which may cause the Company's actual results, performance or achievements, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include but are not limited to: fluctuations in Company operating results; continued new product or service introductions and market acceptance of the Company's new products and services; new product or service introductions by competitors; and the other factors including, but not limited to, the items discussed under "Risk Factors" contained in the Company's report on Form 10-K for the year ending December 31, 2010 as well as in its Form 10-Q for the fiscal quarter ending June 30, 2011.

Connecting Advertisers and Publishers

» Delivering transparency, quality and control

Inuvo, Inc. is an online advertising company that brings consumers to advertisers through targeting efforts leveraging unique technologies, data and analytics.

Business Segments

- **Performance Marketing:** Powered by Inuvo's core platform which serves up ads/offers to websites that generate revenue based on clicks, leads or sales.

- **Web Properties:** Owned/operated websites where revenue is generated from Ads and/or the sale of leads

Inuvo, Inc. www.inuvo.com, NYSE Amex: INUV
15550 LIGHTWAVE DRIVE • CLEARWATER, FLORIDA • 33760



Revenue: $21M through Q2
Gross Margin: 45% in Q2 2011
Adjusted EBITDA: 3.4% in first ½ 2011

Targeting Large, Growing US Markets

> 15% CAGR in underlying markets ($ in billions)


$2.5
$1.9
$20.8
2011
Affiliate
Local Deals
Search
$4.0
$3.9
$31.6
2014

Figures in Billions; Sources: AffCon 2010 Presentation , Needham local daily deals, Forrester Interactive Marketing Forecast 2009-2014

inuvo

Performance Marketing Platform
» Connects advertisers and consumers through web publishers



Advertisers
Aggregators
YAHOO!
superpages.com
Ask
Daily Deals
Direct
MGM MIRAGE
TicketsNow
intuit
1900 Merchants
>100,000 Ads
Traffic/ Leads
inuvo Platform
Campaign Management, Ad Serving, Behavioral Targeting, Fraud Controls
Affiliates, Publishers and Ad Exchange integration – Data Collection/ Distribution
Ads/ Offers
Publishers
Partners
Owned
Consumers
>70M / Month

inuvo

Performance Marketing Platform
» PPC advertising delivered to publishers & O/O properties



Advertisers
Aggregators
YAHOO!
superpages.com
Ask
Daily Deals
Direct
MGM MIRAGE
TicketsNow
intuit
1900 Merchants
>100,000 Ads
Traffic/ Leads
inuvo Platform
Campaign Management, Ad Serving, Behavioral Targeting, Fraud Controls
Affiliates, Publishers and Ad Exchange integration – Data Collection/ Distribution
Ads/ Offers
PPC Ads.
LET'S GO
CHICAGO HOTELS
bargain match
Clicks
>15M / Month

inuvo

Performance Marketing Platform

» Commission offers delivered to publishers & O/O properties


Advertisers
Aggregators
YAHOO!
superpages.com
Ask
Daily Deals
Direct
MGM MIRAGE
TicketsNow
intuit
1900 Merchants
>100,000 Ads
Traffic/ Leads
inuvo Platform
Campaign Management, Ad Serving, Behavioral Targeting, Fraud Controls
Affiliates, Publishers and Ad Exchange integration – Data Collection/ Distribution
Ads/ Offers
Commission Ads
Publishers
>1000 Pubs

inuvo

Performance Marketing Platform

» Consumer applications that drive engagement


Advertisers
Aggregators
YAHOO!
superpages.com
Ask
Daily Deals
Direct
MGM MIRAGE
TicketsNow
intuit
1900 Merchants
>100,000 Ads
Traffic/ Leads
inuvo Platform
Campaign Management, Ad Serving, Behavioral Targeting, Fraud Controls
Affiliates, Publishers and Ad Exchange integration – Data Collection/ Distribution
Ads/ Offers
Engagement
2011 WATERSPORTS SALE
Downloads
>Launching 09/11

inuvo

A Consumer Search Example

» Results at Bing/Yahoo/Google enhanced to shows deals



womens shoes - Google Search
http://www.google.com/#hl=en&sugexp=bvec&cp=9&gs_id=6n&xhr=t&q=won
bargain match has identified cash back and/or coupon opportunities on the page below – mouseover the for details $105.97
Google womens shoes
Search About 21,600,000 results (0.17 seconds)
Everything
Images
Maps
Videos
News
Shopping
More
St. Petersburg, FL
Change location
Any time
Past hour
Past 24 hours
Past week
Past month
Past year
Custom range...
All results
Related searches
More search tools
Women's Shoes | Zappos.com
www.zappos.com/womens-shoes
Apr 16, 2009
Women love shoes. If you were to approach a woman and ask her to recall her favorite or most memorable pair of women's shoes, she would ...
Shop Women's Shoes Online at DSW: Women's S
6%
www.dsw.com/womens-shoes/
Women's Shoes from Top Brands | Nordstrom
shop.nordstrom.com/c/womens-shoes-view-all
Nine West: Shoes & Handbags for Women
www.ninewest.com/
Amazon.com Women's Shoes: Boots, Flats, Pump
0%
Shop Womens Shoes, Boots, Flats & More from S
1%
www.stevemadden.com/Category.aspx?id=127
Ads
Designer Shoes $39.95
www.shoedazzle.com
Choose A Designer Shoe That Fits Your Style For $39.95
Get 4% cash back from Nordstrom!
New Fall Looks from Vince Camuto plus Free Shipping on any order.
Plus 4% Cash Back!
Expires on 10-01-2011.
Click to Activate
New Fall Dresses - Free Shipping on any order.
Plus 4% Cash Back!
Expires on 10-15-2011. Free Standard Shipping does not apply to COACH items or the Westin Heavenly Bed.
Click to Activate
$5 Shipping on $50+ Beauty or Fragrance order.
Plus 4% Cash Back!
Never expires.
Click to Get Code
Free Shipping & Returns on any order.

inuvo

A Consumer Search Example

» Application alerts consumer to CashBack opportunity



Business News & Financial News - The Wall Street Journal - Wsj.com
http://online.wsj.com/home-page
bargain match 28% cashback and 2 coupons available at The Wall Street Journal
Get Cash Back
View Coupons
$105.97
THE WALL STREET JOURNAL.
WSJ WEEKEND
Sweet-Nothing Italian Desserts
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We can help your company
Save Water - Save Energy - Save Money
LEARN HOW
NALCO
Essential Expertise for Water, Energy and Air

inuvo A Loyalty Platform

» Launching at BargainMatch and Other White-Labeled Sites

Owned / Operated


bargain match
Big Savings + Cash Back!
Search
Find
Save
Cabela's

White-Labeled


alot
Big Savings + Cash Back!
Search
Find
Save
bargain match ASPCA
Support the ASPCA and find the best prices!
Cabela's
FREE SHIPPING

inuvo Performance Marketing Platform

» Daily Deals available in 50 markets across the USA

Advertisers

Aggregators: YAHOO!, superpages.com, Ask

Daily Deals

Direct: MGM MIRAGE, TicketsNow, intuit

1900 Merchants

>100,000 Ads

← Traffic/Leads

inuvo Platform

- Campaign Management, Ad Serving, Behavioral Targeting, Fraud Controls
- Affiliates, Publishers and Ad Exchange integration – Data Collection/Distribution

Ads/Offers →

Daily Deals


Bryan Gets His Wisdom Teeth Removed
$10
BUY

Daily Deals
>900 in 50 mkts

Web Properties

» Owned/Operated properties increase share of ad revenue

BargainMatch™, Yellowise™, BabytoBee™, Kidzadu™, and Kowabunga® are our web properties.

By owning various web properties, Inuvo has more flexibility to control traffic and optimize advertising revenue across PPC and cost-per-action (CPA).

Inuvo also has the opportunity to experiment with technology designed to increase return-on-investment for all constituents.

Yellowise.com and BargainMatch.com are in-market examples of the use of the Inuvo Apps, LocalXML™ and BargainMatch.


kidzadu
On the go baby?
Yellowise
bargain match
Big Savings + Cash Back!
Kowabunga
$10 for $20 Worth of Italian Cuisine at Cousin Tony's Pizza in Macomb
$10
BUY

Experienced Leadership Team

Mitch Tuchman
Board Chairman
Apex Capital, LLC

Jeremy P. Chrysler
SVP Business Development
VALIDCLICK

Charles Morgan
Board Director
ACXIOM

Loren Wilson
VP Search Marketing
VALIDCLICK

Jack Balousek
Board Director
True North
FCB

Richard K. Howe
CEO, President, Board Director
FICO ACXIOM

Trey Barrett
SVP Business Development
ACXIOM

Charlie Pope
Board Director
PRICEWATERHOUSECOOPERS

Craig Dillon
SVP Analytics/Media Buying
FICO

Wally Ruiz
CFO
GENERAL MILLS

inuvo

New Initiatives will Fuel Growth:

» Sustainable, profitable core minimizes downside; New initiatives provide attractive upside

Revenue Opportunity ($MM)



$70
$60
$50
$40
$30
$20
$10
$0
2011
2014

Adjusted EBITDA ($MM)



$7
$6
$5
$4
$3
$2
$1
$0
2011
2014

2011 Core Business

- Search & Affiliate Marketing
- O/O Web Properties

New Initiatives

bargainmatch

kowabunga

inuvo

Investor Summary

- Company Focused on Extending Core Platform
  - Reduced risk associated with non-performing business
- Innovative management team
  - Grew business in 2010, positioning for future growth
  - Investing in technology within attractive markets
- Growing markets
  - Search, Affiliate and Local Deals forecasted 15% CAGR
- Exciting growth initiatives
  - Leveraging core assets to expand into new markets/channels
  - Expansion of Kowabunga and BargainMatch

inuvo

Contact Us

Inuvo, Inc.
15550 Lightwave Drive
Clearwater, FL 33760
http://www.inuvo.com

Investor Relations
Alliance Advisors:
Alan Sheinwald, President
(914) 669-0222
asheinwald@allianceadvisors.net

Company
Inuvo Inc.
Richard Howe, CEO & President
(727) 324-0046
richard.howe@inuvo.com